Exhibit 99.2 SITO MOBILE, LTD. PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2014

	SITO Mobile	DoubleVision	Adjustments		Combined
Current Assets:
Cash and cash equivalents	$1,976,201	$178,955	$(400,000)	[A]	$1,755,156
Accounts receivable, net – current portion	1,603,209	56,315	(26,647)	[B]	1,632,877
Prepaid consulting	354,158	-	-		354,158
Other prepaid expenses	229,581	6,150	-		235,731
Note receivable – discontinued operations	-	15,000	-		15,000
Total current assets	4,163,149	256,420	(426,647)		3,992,922

Other assets:
Property and equipment, net	231,426	22,185	-		253,611
Accounts receivable, net	450,000	-	-		450,000
Capitalized software development costs, net	350,486	236,663	-		587,149
Patents	367,172	-	-		367,172
Patent application costs	1,028,096	-	-		1,028,096
Software license	831,000	-	-		831,000
Other assets including security deposits	116,412	-	-		116,412
Goodwill	-	-	4,549,928	[C]	4,549,928
Total assets	$7,537,741	$515,268	$4,123,281		$12,176,290

Notes

[A]	To record the $400,000 SITO Mobile cash payment to holder of the DoubleVision Networks, Inc. convertible debenture having $331,194 in principal and interest outstanding and a $68,806 conversion premium payment required under the terms of debenture that is charged to interest expense for the nine month ended June 30, 2014.

[B]	To eliminate $52,413 of media placement services that SITO Mobile, Ltd. purchased from DoubleVision Networks, Inc. during the nine months ended June 30, 2014, and the $26,647 balance for the services that SITO Mobile, Ltd. owed to DoubleVision Networks, Inc. as of June 30, 2014.

[C]	SITO Mobile acquired all of the outstanding capital stock of DoubleVision Networks, Inc. for a contractual price of $3,680,000 million that was paid by issuing 8,000,000 shares of SITO Mobile, Ltd. common stock to shareholders of DoubleVision Networks, Inc. at an agreed-upon valuation of $.41 per share, plus a cash payment of $400,000 to the holder of the DoubleVision Networks, Inc. convertible debenture. SITO Mobile paid an additional On June 30, 2015, under contraction terms for additional payment should SITO Mobile achieve at least $3,000,000 in media placement revenue in the twelve-month period starting August 1, 2014, SITO Mobile determined that additional consideration was due and SIOT Mobile issued 2,961,159 shares of its common stock that is valued at $1,067,044 based on a $0.36 share price on the date of issuance. $4,549,928 excess of the fair value of the total consideration over the estimated fair value of the net assets was recorded as goodwill, which was primarily attributable to the synergies expected from combining the technologies, including complementary products that will enhance the Company’s overall product portfolio, and the value of the workforce that became Company employees following the closing of the acquisition. The shareholder’s equity of DoubleVision Networks, Inc., which becomes a wholly owned subsidiary of SITO Mobile, Ltd. upon acquisition, is eliminated in consolidation.

SITO MOBILE, LTD.
PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2014

	SITO Mobile	DoubleVision	Adjustments		Combined
Current liabilities:
Accounts payable	$1,498,296	$261,205	$(26,647)	[B]	$1,732,854
Accrued expenses	726,186	-	-		726,186
Deferred licensing revenue	303,082	-	-		303,082
Accrued compensation – related party	265,719	756,666	-		1,022,385
Convertible debenture – related party	629,755	331,194	(331,194)	[A]	629,755
Loans from Co-founders	-	20,284	-		20,284
Convertible debentures – unrelated parties	3,480,949	-	-		3,480,949
Current portion of capital lease obligation	16,578	-	-		16,578
Total current liabilities	6,920,565	1,369,349	(357,841)		7,932,073

Long-term portion of capital lease obligation	16,914	-	-		16,914

Total liabilities	6,937,479	1,369,349	(357,841)		7,948,987

Stockholders’ equity:
Preferred stock	-	38	(38)	[C]	-
Common stock	142,729	748	10,961	[C]	153,690
	-	-	(748)	[C]	-
Treasury stock	-	(30,000)	30,000	[C]	-
Additional paid-in capital	133,269,919	409,126	4,336,083	[C]	137,606,002
	-	-	(409,126)	[C]	-
Accumulated deficit	(132,812,386)	(1,233,993)	68,806	[A]	(133,532,389)
	-	-	445,184	[C]	-
Total stockholders’ equity	600,262	(854,081)	4,481,122		4,227,303

Total liabilities and stockholders’ equity	$7,537,741	$515,268	$4,123,281		$12,176,290

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SITO MOBILE, LTD.
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2014

	SITO Mobile	DoubleVision	Adjustments		Combined
Revenue
Wireless applications	$5,844,468	$-	$-		$5,844,468
Licensing and royalties	821,918	-	-		821,918
Media placement	201,500	862,595	(52,413)	[B]	1,011,682
	6,867,886	862,595	(52,413)		7,678,068
Cost of Sales	2,453,343	358,772	(52,413)		2,759,702

Gross Profit	4,414,543	503,823	-		4,918,366

Operating Expenses
General and administrative (including stock based compensation)	3,369,460	118,773	-		3,488,233
Compensation expense (including stock based compensation)*	2,887,094	572,539	-		3,459,633
Depreciation and amortization	453,935	37,678	-		491,613
Research and development	48,326	-	-		48,326
Total operating expenses	6,758,815	728,990	-		7,487,805

Loss from operations	(2,344,272)	(225,167)	-		(2,569,439)

Other Income (Expenses)
Interest expense	(569,097)	(11,219)	(68,806)	[A]	(649,122)
Forgiveness of interest on note payable – related party	-	81,914	-		81,914
Loss on impairment of software	-	(31,950)	-		(31,950)
Total other income (expense)	(569,097)	38,745	(68,806)		(599,158)

Net loss before income taxes	(2,913,369)	(186,422)	(68,806)		(3,168,597)
Provision for income taxes	-	-	-		-

Net loss	$(2,913,369)	$(186,422)	$(68,806)		$(3,168,597)

Basic and diluted loss per share	$(0.02)	-	-		$(0.02)

Weighted average shares outstanding	142,101,080	-	-		142,101,080

Details of stock based compensation included within:
Compensation Expense	$388,520	$11,699	$-		$400,219
General Administrative	1,060,242	-	-		1,060,242
Total	$1,448,762	$11,699	$-		$1,460,461

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SITO MOBILE, LTD.
PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2013

	SITO Mobile	DoubleVision	Adjustments		Combined
Current Assets:
Cash and cash equivalents	$665,884	$7,594	$(400,000)	[A]	$273,478
Accounts receivable, net – current portion	1,283,459	194,706	-		1,478,165
Prepaid expenses	818,796	-	-		818,796
Total current assets	2,768,139	202,300	(400,000)		2,570,439

Other assets:
Property and equipment, net	249,789	32,598	-		282,387
Capitalized software development costs, net	373,223	682,017	-		1,055,240
Patents	501,391	-	-		501,391
Patent application costs	755,619	-	-		755,619
Software license	831,000	-	-		831,000
Other assets including security deposits	84,278	-	-		84,278
Goodwill	-	-	4,549,928	[B]	4,549,928
Total assets	$5,563,439	$916,915	$4,149,928		$10,630,282

Notes

[A]	To record the $400,000 SITO Mobile cash payment to holder of the DoubleVision Networks, Inc. convertible debenture having $316,194 in principal and interest outstanding and a $68,806 conversion premium payment required under the terms of debenture that is charged to interest expense for the nine month ended June 30, 2014.

[B]	SITO Mobile acquired all of the outstanding capital stock of DoubleVision Networks, Inc. for a contractual price of $3,680,000 million that was paid by issuing 8,000,000 shares of SITO Mobile, Ltd. common stock to shareholders of DoubleVision Networks, Inc. at an agreed-upon valuation of $.41 per share, plus a cash payment of $400,000 to the holder of the DoubleVision Networks, Inc. convertible debenture. SITO Mobile paid an additional On June 30, 2015, under contraction terms for additional payment should SITO Mobile achieve at least $3,000,000 in media placement revenue in the twelve-month period starting August 1, 2014, SITO Mobile determined that additional consideration was due and SIOT Mobile issued 2,961,159 shares of its common stock that is valued at $1,067,044 based on a $0.36 share price on the date of issuance. $4,549,928 excess of the fair value of the total consideration over the estimated fair value of the net assets was recorded as goodwill, which was primarily attributable to the synergies expected from combining the technologies, including complementary products that will enhance the Company’s overall product portfolio, and the value of the workforce that became Company employees following the closing of the acquisition. The shareholder’s equity of DoubleVision Networks, Inc., which becomes a wholly owned subsidiary of SITO Mobile, Ltd. upon acquisition, is eliminated in consolidation.

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SITO MOBILE, LTD.
PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2013

	SITO Mobile	DoubleVision	Adjustments		Combined
Current liabilities:
Accounts payable	$1,356,107	138,681	$-		$1,494,788
Accrued expenses	230,970	48,360	-		279,330
Accrued compensation – related party	73,260	469,167	-		542,427
Convertible debenture – related party	-	316,194	(316,194)	[A]	-
Loans from Co-founders	-	13,798	-		13,798
Convertible debentures – unrelated parties	-	-	-		-
Current portion of capital lease obligation	19,568	-	-		19,568
Total current liabilities	1,679,905	986,200	(316,194)		2,349,911

Convertible debenture – unrelated parties	3,033,545	-	-		3,033,545
Promissory notes- unrelated parties	-	329,365	-		329,365
Promissory note – related party	570,979	310,561	-		881,540
Long-term portion of capital lease obligation	33,543	-	-		33,543

Total liabilities	5,317,972	1,626,126	(316,194)		6,627,904

Stockholders’ equity:
Preferred stock	-	38	(38)	[C]	-
Common stock	135,756	737	10,961	[C]	146,717
	-	-	(737)	[C]	-
Treasury stock
Additional paid-in capital	129,326,641	384,301	4,336,083	[C]	133,662,724
	-	-	(384,301)	[C]	-
Accumulated deficit	(129,216,930)	(1,094,287)	53,806	[A]	(129,807,063)
	-	-	450,348	[C]	-
Total stockholders’ equity	245,467	(709,211)	4,466,122		4,002,378

Total liabilities and stockholders’ equity	$5,563,439	916,915	$4,149,928		$10,630,282

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SITO MOBILE, LTD.
PRO FORMA UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED JUNE 30, 2013

	SITO Mobile	DoubleVision	Adjustments		Combined
Revenue
Wireless applications	$5,680,586	$-	$-		$5,680,586
Licensing and royalties	-	29,280	-		29,280
Media placement	-	354,992	-		354,992
	5,680,586	384,272	-		6,064,858
Cost of Sales	(2,465,270)	(110,732)	-		(2,576,002)

Gross Profit	3,215,316	273,540	-		3,488,856

Operating Expenses
General and administrative (including stock based compensation)	3,024,908	296,038	-		3,320,946
Compensation expense (including stock based compensation)*	3,155,100	278,607	-		3,433,707
Depreciation and amortization	478,227	87,985	-		566,212
Research and development	46,020	-	-		46,020
Total operating expenses	6,704,255	662,630	-		7,366,885

Loss from operations	(3,488,939)	(389,090)	-		(3,878,029)

Other Income (Expenses)
Interest expense	(1,078,540)	(48,779)	(53,806)	[A]	(1,181,125)
Forgiveness of interest on note payable – related party	-	34,200	-		34,200
Loss on impairment of software	-	-	-		-
Total other income (expense)	(1,078,540)	(14,579)	(53,806)		(1,146,925)

Net loss before income taxes	(4,567,479)	(403,669)	(53,806)		(5,024,954)
Provision for income taxes	-	-	-		-

Net loss	$(4,567,479)	$(403,669)	$(53,806)		$(5,024,954)

Basic and diluted loss per share	$(0.03)	-	-		$(0.04)

Weighted average shares outstanding	133,101,030	-	-		133,101,030

Details of stock based compensation included within:
Compensation Expense	$1,253,964	$1,681	$-		$1,255,645
General Administrative	696,760	-	-		696,760
Total	$1,950,724	$1,681	$-		$1,942,405

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